Exhibit 99.1

Contact:	Paul Elsberg Corporate Communications 312-394-4879 paul.elsberg@exeloncorp.com	FOR IMMEDIATE RELEASE

EXELON CORPORATION COMMENCES EXCHANGE OFFER

CHICAGO (Oct. 29, 2015) – Exelon Corporation (NYSE: EXC) (“Exelon”) announced today that it has commenced a private exchange offer to certain eligible holders to exchange (i) new 3.950% notes due 2025 (the “new 2025 notes”) for any and all of its outstanding 3.950% notes due 2025 (the “outstanding 2025 notes”); (ii) new 4.950% notes due 2035 (the “new 2035 notes”) for any and all of its outstanding 4.950% notes due 2035 (the “outstanding 2035 notes”); and (iii) new 5.100% notes due 2045 (the “new 2045 notes” and, together with the new 2025 notes and the new 2035 notes, the “new notes”) for any and all of its outstanding 5.100% notes due 2045 (the “outstanding 2045 notes” and, together with the outstanding 2025 notes and the outstanding 2035 notes, the “outstanding notes”) (each an “Exchange Offer” and, collectively, the “Exchange Offer”).

The new notes will have substantially the same terms as the outstanding notes, except that (i) the new notes are being offered pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”) and (ii) the outside date with regard to the special redemption provisions is June 30, 2016, rather than December 31, 2015, and under certain circumstances, can be further extended to August 31, 2016.

The Exchange Offer will expire at 11:59 p.m., New York City time, on November 30, 2015, unless extended (the “Expiration Date”). The Exchange Offer’s early participation period will expire at 5:00 p.m., New York City time, on November 13, 2015, unless extended (the “Early Tender Date”). The Exchange Offer is subject to the satisfaction or waiver of certain conditions, including each Exchange Offer being conditioned upon the receipt of valid tenders of the relevant series of outstanding notes, not withdrawn, of at least $250.0 million aggregate principal amount of such series of outstanding notes on or prior to the Early Tender Date (the “Minimum Participation Condition”). Exelon reserves the right to waive any and all conditions to the Exchange Offer, including the Minimum Participation Condition in respect of one or more series of outstanding notes.

We currently expect to redeem any outstanding notes not exchanged in the Exchange Offer, pursuant to the special redemption provisions thereof, following the Expiration Date.

We have not registered the new notes under the Securities Act or any state securities laws. The Exchange Offer is being made, and the new notes will be issued, only to holders of existing notes that are (i) “qualified institutional buyers” as that term is defined in Rule 144A under the Securities Act in a private transaction in reliance upon an exemption from the registration requirements of the Securities Act, or (ii) not “U.S. persons” as that term is defined in Rule 902 under the Securities Act, in offshore transactions in reliance upon Regulation S under the Securities Act. Documents relating to the Exchange Offer will only be distributed to holders of outstanding notes that have returned a certification letter to us that they are eligible to participate in the Exchange Offer. Holders of outstanding notes who wish to receive a copy of the eligibility letter for the Exchange Offer may contact D.F. King & Co., Inc. toll free at (866) 530-8638, (212) 269-5550 (banks and brokerage firms) or e-mail at exc@dfking.com. The new notes will be subject to restrictions on transferability and resale and may not be transferred or resold except in compliance with the registration requirements of the Securities Act or pursuant to an exemption therefrom and in compliance with other applicable securities laws.

This press release is not an offer to sell, nor a solicitation of an offer to buy, any securities in the United States or elsewhere. The new notes have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act. The Exchange Offer is made only by, and pursuant to, the terms set forth in the related offering memorandum. The Exchange Offer is not being made to persons in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction.

About Exelon Corporation

Exelon Corporation (NYSE: EXC) is the nation’s leading competitive energy provider, with 2014 revenues of approximately $27.4 billion. Headquartered in Chicago, Exelon does business in 48 states, the District of Columbia and Canada. Exelon is one of the largest competitive U.S. power generators, with approximately 32,000 megawatts of owned capacity comprising one of the nation’s cleanest and lowest-cost power generation fleets. The company’s Constellation business unit provides energy products and services to more than 2.5 million residential, public sector and business customers, including more than two-thirds of the Fortune 100. Exelon’s utilities deliver electricity and natural gas to more than 7.8 million customers in central Maryland (BGE), northern Illinois (ComEd) and southeastern Pennsylvania (PECO).

Cautionary Statements Regarding Forward-Looking Information

Except for the historical information contained herein, certain of the matters discussed in this communication constitute “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended by the Private Securities Litigation Reform Act of 1995. Words such as “believes,” “anticipates,” “expects,” “intends,” “plans,” “predicts,” “estimates” and similar expressions are intended to identify forward-looking statements but are not the only means to identify those statements. These forward-looking statements are based on assumptions, expectations and assessments made by Exelon’s management in light of their experience and their perception of historical trends, current conditions, expected future developments and other factors they believe to be appropriate. Any forward-looking statements are not guarantees of Exelon’s future performance and are subject to risks and uncertainties.

The forward-looking statements contained herein are subject to risks and uncertainties. The factors that could cause actual results to differ materially from the forward-looking statements include: (a) those factors discussed in the following sections of Exelon’s Annual Report on Form 10-K: (1) ITEM 1A. Risk Factors, (2) ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (3) ITEM 8. Financial Statements and Supplementary Data: Note 22; (b) those factors discussed in the following sections of Exelon’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2015: (1) Part I, Financial Information, ITEM 1. Financial Statements: Note 17, (2) Part 1, Financial Information, ITEM 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (3) Part II, Other Information, ITEM 1A. Risk Factors; (c) those factors discussed in the following following sections of Exelon’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2015: (1) Part 1, Financial Information, ITEM 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations, (2) Part I, Financial Information, ITEM 1. Financial Statements: Note 19 and (3) Part II, Other Information, ITEM 1A. Risk Factors; and (d) other factors discussed in other filings with the SEC by Exelon. In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed in this communication may not occur. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this communication. Exelon does not undertake any obligation to publically release any revision to its forward-looking statements to reflect events or circumstances after the date of this communication. New factors emerge from time to time, and it is not possible for Exelon to predict all such factors. Furthermore, it may not be possible to assess the impact of any such factor on Exelon’s business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. Any specific factors that may be provided should not be construed as exhaustive.